Redeemable noncontrolling Interests	12 Months Ended
Dec. 31, 2022
Noncontrolling Interest [Abstract]
Redeemable noncontrolling Interests
15. REDEEMABLE NONCONTROLLING INTERESTS
As of December 31, 2022, Hoya Topco held 100% of the Class B common stock in VSI and owned 59.5% of the Intermediate Units. Hoya Topco has the right to exchange its Intermediate Units for shares of VSI Class A common stock on a one-to-one
basis or cash proceeds of equal value at the time of redemption. The option to redeem Intermediate Units for cash proceeds must be approved by the Board of VSI, which as of December 31, 2022, is controlled by investors in Hoya Topco. The ability to put Intermediate Units is solely within the control of the holder of the redeemable noncontrolling interests. If Hoya Topco elects the redemption to be settled in cash, the cash used to settle the redemption must be funded through a private or public offering of Class A common stock and subject to our Board’s approval.
Ne
t
income (loss) attributable to redeemable noncontrolling interests is calculated by multiplying Hoya Intermediate’s net income (loss) incurred in the period by Hoya Topco’s weighted average percentage allocation of Intermediate Units during the period. Refer to Note 21,
Earnings per Share
, for computation of net income (loss) attributable to redeemable noncontrolling interests.